Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

The Committee is responsible for granting equity awards. Annual equity awards are approved and granted at the regularly scheduled Committee meeting held in February of each year. We do not make off-cycle equity grants to our executive officers except in connection with a promotion or in connection with the hiring of a new executive officer. The Committee does not have a practice or policy of granting equity awards in anticipation of the release of material nonpublic information. Furthermore, the Company does not time the release of material nonpublic information in coordination with grants of equity awards in a manner that intentionally benefits our NEOs or otherwise for the purpose of affecting the value of executive compensation. The Committee approves both RSU and PSU awards for the NEOs. The Committee has delegated authority to the CEO to make annual RSU grants, within certain parameters, to all other employees and to newly hired or newly promoted employees below the executive officer level. Any PSU grants to all other employees are approved by the Committee. We do not grant stock options or stock appreciation rights.

Award Timing Method	Annual equity awards are approved and granted at the regularly scheduled Committee meeting held in February of each year. We do not make off-cycle equity grants to our executive officers except in connection with a promotion or in connection with the hiring of a new executive officer.
Award Timing Predetermined	false
Award Timing MNPI Considered	true
Award Timing, How MNPI Considered	The Committee does not have a practice or policy of granting equity awards in anticipation of the release of material nonpublic information.
MNPI Disclosure Timed for Compensation Value	false